UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2008

Hampden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33144	20-571454
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

19 Harrison Avenue, Springfield, Massachusetts 01102
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code:  (413) 736-1812

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2008 Hampden Bancorp, Inc. (the “Company”), the holding company for Hampden Bank (the “Bank”) announced that Francis V. Grimaldi and Eddie Wright retired as Directors of the Company and the Bank effective as of July 29, 2008. Mr. Grimaldi and Mr. Wright shall continue to serve as consultants, without compensation, to the Board of Directors until January 31, 2009. Also on such date, Richard Suski, a current director, was appointed as a 2010 director in order to balance the classes of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampden Bancorp, Inc.
(Registrant)

Date: August 1, 2008	By:	/s/ Thomas R. Burton
Thomas R. Burton
President and Chief Executive Officer